Exhibit 25.7
       ___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------

                              ALABAMA POWER COMPANY

Alabama                                                              63-0004250
 (State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                              identification No.)

600 North 18th Street
Birmingham, Alabama                                                       35203
(Address of principal executive offices)                             (Zip Code)


                      Trust Preferred Securities Guarantee
                        (Alabama Power Capital Trust VII)
                       (Title of the indenture securities)

                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894, which is incorporated by reference.)

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to this Form T-1).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 4th day of December, 2003.


                                             JPMORGAN CHASE BANK

                                      By  /s/ Carol Ng
                                         ---------------------------------------
                                                       Carol Ng
                                                    Vice President

                              Exhibit 6 to Form T-1

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



December 4, 2003



Securities and Exchange Commission
Washington D.C. 20549


Ladies and Gentlemen:

In connection with the qualification of an Indenture between Alabama Power Company and JPMorgan Chase Bank, as Trustee, the undersigned , in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,


JPMorgan Chase Bank


By  /s/Carol Ng
     Carol Ng
  Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                  at the close of business September 30, 2003,
              in accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.


                                                               Dollar Amounts
                     ASSETS                                      in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .........................................$  17,578
     Interest-bearing balances .................................    9,823
Securities:
Held to maturity securities.....................................      210
Available for sale securities...................................   57,792
Federal funds sold and securities purchased under
     agreements to resell
     Federal funds sold in domestic offices.....................    9,491
     Securities purchased under agreements to resell............   91,241
Loans and lease financing receivables:
     Loans and leases held for sale.............................   35,681
     Loans and leases, net of unearned income   $170,168
     Less: Allowance for loan and lease losses     3,448
     Loans and leases, net of unearned income and
     allowance .................................................  166,720
Trading Assets .................................................  178,938
Premises and fixed assets (including capitalized leases)........    6,057
Other real estate owned ........................................      110
Investments in unconsolidated subsidiaries and
     associated companies.......................................      732
Customers' liability to this bank on acceptances
     outstanding ...............................................      260
Intangible assets
     Goodwill...................................................    2,198
     Other Intangible assets....................................    4,096
Other assets ...................................................   57,193
TOTAL ASSETS ................................................... $638,120
                                                                 ========

                                   LIABILITIES
Deposits
     In domestic offices ....................................... $188,866
     Noninterest-bearing .............$76,927
     Interest-bearing ................111,939
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ....................................  124,493
     Noninterest-bearing..............$6,439
     Interest-bearing ...............118,054

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices................    4,679
     Securities sold under agreements to repurchase.............   82,206
Trading liabilities ............................................  136,012
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)..................   24,937
Bank's liability on acceptances executed and outstanding........      260
Subordinated notes and debentures ..............................    8,040
Other liabilities ..............................................   31,270
TOTAL LIABILITIES ..............................................  600,763
Minority Interest in consolidated subsidiaries..................      358

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus...................        0
Common stock ...................................................    1,785
Surplus  (exclude all surplus related to preferred stock).......   16,306
Retained earnings...............................................   18,875
Accumulated other comprehensive income..........................       33
Other equity capital components.................................        0
TOTAL EQUITY CAPITAL ...........................................   36,999
                                                                   ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL         $638,120
                                                                 ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR.    )
                                    LAWRENCE A. BOSSIDY         ) DIRECTORS
                                    ELLEN V. FUTTER             )